UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2006

BELLSOUTH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

1-8607	58-1533433
(Commission File Number)	(IRS Employer Identification No.)

Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia	30309-3610
(Address of Principal Executive Offices)	(Zip Code)

(404) 249-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

At its meeting on January 23, 2006, the Executive Nominating and Compensation Committee of the BellSouth Board of Directors (the “Compensation Committee”) took the actions described below.

Short-Term Incentive Compensation for 2006

The Compensation Committee established performance objectives with respect to the 2006 short-term incentive compensation for the Company’s officers. The Compensation Committee designated the officers eligible to participate in the annual bonus pool established by the shareholder-approved BellSouth Corporation Stock and Incentive Compensation Plan (the “Plan”) and allocated the pool among those officers in amounts that range from 5% to 20%. The Compensation Committee ultimately retains negative discretion with respect to the awards, and the Committee may elect to distribute less than the entire bonus pool when actual bonus awards are made.

All short-term incentive compensation awards to officers designated by the Compensation Committee as eligible to participate in the bonus pool under the Plan will be granted using the form of Award Agreement approved by the Compensation Committee and attached hereto as Exhibit 10a.

Long-Term Incentive Compensation for 2003-2005 Performance Period

The Compensation Committee approved the results of the performance objectives related to the performance shares granted pursuant to the long-term incentive compensation program with respect to the three-year performance period for 2003 through 2005. Pursuant to the terms of the awards, which had been granted in 2003 under the Amended and Restated BellSouth Corporation Stock Plan, executive officers will receive a payout based on the Company’s performance during this performance period. A form of the Award Agreement pursuant to which the awards had been made has previously been filed with the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2006, BellSouth’s Board of Directors elected Mr. Raymond E. Winborne, Jr. as BellSouth’s Controller, effective immediately. In this role, Mr. Winborne serves as the Company’s principal accounting officer and has responsibilities for company-wide policy matters covering all aspects of accounting and financial reporting, corporate financial planning and budgeting, financial oversight of BellSouth’s investment in Cingular Wireless and overall responsibility for Sarbanes-Oxley 404 compliance. Mr. Winborne, age 38, has held roles in the finance group since joining the Company in January 1999 and served most recently as BellSouth’s Assistant Controller. Mr. Winborne does not have an employment agreement with the Company.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

10a	Form of BellSouth Corporation Stock and Incentive Compensation Plan Annual Incentive Award Agreement for Officers (2006 Awards)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELLSOUTH CORPORATION

By: /s/ Raymond E. Winborne, Jr.
Raymond E. Winborne, Jr.
Controller
January 27, 2006

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